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                                                                     EXHIBIT (D)

                         FORM OF SPECIMEN CERTIFICATE

                         THE BLACKROCK HIGH YIELD TRUST



               ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR IN NEW YORK, NEW YORK

CUSIP 09248N 10 2
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT


is the owner of

  FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST,$.001 PAR VALUE OF

                         THE BLACKROCK HIGH YIELD TRUST

transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Declaration of Trust and By-Laws of the Trust, each as from time to time amended, to all of which the holder by acceptance hereof assents.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registar.

Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED AND REGISTERED:
  STATE STREET BANK AND TRUST
    COMPANY
(Boston)
                                                  ___________________________
                                                  Trustee


BY:__________________________
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                         THE BLACKROCK HIGH YIELD TRUST

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM -  as tenants in common        UNIF GIFT MIN ACT_______ Custodian_______
                                                         (Cust)          (Minor)
TEN ENT -  as tenants by the entireties            under Uniform Gifts to Minors

JT TEN  -  as joint tenants with right             Act__________________________
           of survivorship and not as                           (State)
           tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

PLEASE PRINT OF TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Shares of Beneficial Interest represented by the within certificate and do hereby irrevocably constitute and appoint_______________________________________
________________________________________________________________________Attorney
to transfer the said Shares of Beneficial Ownership on the books of the within-named Trust, with full power of substitution in the premises.

Dated ___________________



                                             ___________________________________
          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.